SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 29, 2004

Rockford Corporation

(Exact name of registrant as specified in its charter)

Arizona	000-30138	86-0394353
(State or other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

600 South Rockford Drive
Tempe, Arizona 85281
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(480) 967-3565

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
EX-99.1
Exhibit 99.1

Item 7. Financial Statements and Exhibits

(c) The following exhibits are furnished herewith:

     99.1    News release of Rockford Corporation (“Rockford”) dated July 29, 2004.

Item 9. Regulation FD Disclosure

     On July 29, 2004, Rockford issued a news release regarding its results of operation for the second quarter, ended June 30, 2004. A copy of the news release is furnished herewith as Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockford Corporation (Registrant)
Date: July 29, 2004	By:	/s/ W. Gary Suttle
W. Gary Suttle
Chief Executive Officer

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Exhibit Index

Exhibit No.	Description
99.1	News Release of Rockford Corporation dated July 29, 2004.